UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2021

AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	AFG	New York Stock Exchange

5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange

5.125% Subordinated Debentures due December 15, 2059	AFGC	New York Stock Exchange

5.625% Subordinated Debentures due June 1, 2060	AFGD	New York Stock Exchange

4.5% Subordinated Debentures due September 15, 2060	AFGE	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On January 27, 2021, American Financial Group, Inc. (the “Company”) and Great American Financial Resources, Inc., a Delaware corporation (“Seller”) and a directly wholly-owned subsidiary of the Company, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of Massachusetts (“Buyer”), pursuant to which Buyer will acquire from Seller all of the shares of the capital stock of (i) Great American Life Insurance Company, an Ohio domiciled indirect life insurance company subsidiary of the Company (“GALIC”), (ii) Great American Advisors, Inc., an Ohio domiciled indirect broker-dealer subsidiary of the Company (“GAAI”), and (iii) AAG Insurance Agency, Inc., a Kentucky domiciled insurance agency subsidiary of the Company (together with GAAI, GALIC and GALIC’s annuity insurance company subsidiaries (Annuity Investors Life Insurance Company and Manhattan National Life Insurance Company), the “Acquired Companies”).  The transaction, which is expected to close in the second quarter of 2021, will result in the Company’s disposition of the Company’s annuity business and related assets.

Total consideration payable by Buyer to Seller for the sale of the Acquired Companies is $3.5 billion in cash, subject to final closing adjustments to the extent that GAAP shareholders’ equity (excluding accumulated other comprehensive income) of the Acquired Companies varies from $2.8 billion.  The transaction is not subject to a financing contingency.

Under the terms of the Stock Purchase Agreement, Seller will, prior to the closing of the transaction, transfer out-of-scope businesses from GALIC to other affiliates of the Company, including certain real estate assets.  There will also be other inter-company transfers of assets and liabilities into and out of the Acquired Companies prior to the closing.

The transaction is subject to the satisfaction or waiver of customary closing conditions, including approval of the Ohio Department of Insurance and receipt of other regulatory approvals without a burdensome condition.  The parties to the Stock Purchase Agreement have agreed that the closing of the transaction may not occur prior to May 28, 2021.  The Stock Purchase Agreement contains customary representations and warranties made by the Company, Seller and Buyer and certain customary covenants regarding the Acquired Companies, and provides for indemnification, among other things, for breaches of those representations, warranties and covenants.

Furthermore, Buyer has agreed in the Stock Purchase Agreement that, for at least three (3) years following the closing of the transaction, Buyer will maintain (i) the existing overall level of employment of the Acquired Companies (subject to adjustment for voluntary attrition and voluntary transfers, if any) and (ii) the principal office of the Acquired Companies in Cincinnati, Ohio.

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The summary of the Stock Purchase Agreement in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference in its entirety herein.

The representations, warranties and covenants of the Company, Seller and Buyer contained in the Stock Purchase Agreement have been made solely for the benefit of the parties thereto.  In addition, such representations, warranties and covenants (i) have been made only for purposes of the Stock Purchase Agreement, (ii) are subject to materiality qualifications contained in the Stock Purchase Agreement which may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Stock Purchase Agreement or such other date as is specified in the Stock Purchase Agreement and (iv) have been included in the Stock Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact.  Accordingly, the Stock Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Stock Purchase Agreement, and not to provide investors with any other factual information regarding the Company, Buyer or their respective businesses.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Buyer or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s or Buyer’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On January 27, 2021, the Company issued a press release announcing that the Company and Seller entered into the Stock Purchase Agreement with Buyer.  The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information and exhibit provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section 18, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	2.1	Stock Purchase Agreement, dated as of January 27, 2021, by and among Massachusetts Mutual Life Insurance Company, Great American Financial Resources, Inc. and American Financial Group, Inc.

	99.1	Press Release of American Financial Group, Inc., dated January 27, 2021 (furnished and not filed)

	104	Cover page Interactive Date File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2021	AMERICAN FINANCIAL GROUP, INC.

	By:	/s/ Mark A. Weiss
Mark A. Weiss
Vice President

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